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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, DC  20549

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                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):    December 8, 1998

                            CADENCE DESIGN SYSTEMS, INC.
              (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      1-10606                77-0148231
(State or Other Jurisdiction      (Commission File         (I.R.S. Employer
     of Incorporation)                 Number)          Identification Number)

                           2655 SEELY ROAD, BUILDING 5
                            SAN JOSE, CALIFORNIA 95134
                  (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:    (408) 943-1234


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ITEM 5.   OTHER EVENTS.

     On December 8, 1998, Cadence Design Systems, Inc. (the "Registrant") and Quickturn Design Systems, Inc. ("Quickturn") entered into an Agreement and Plan of Merger (the "Merger Agreement") under which the Registrant will acquire Quickturn in a tax-free, stock-for-stock transaction with an aggregate purchase price of approximately $253 million. Upon closing of the merger, each stockholder of Quickturn will receive shares of common stock of the Registrant with a value of $14 per share. In addition, Quickturn has issued to the Registrant an option to purchase 19.9% of the outstanding common stock of Quickturn for $14 per share, which will become exercisable under certain conditions set forth in the Stock Option Agreement attached as
Exhibit 2.2 hereto. The Merger Agreement was approved unanimously by the Boards of Directors of both parties thereto.

     The merger will be accounted for as a pooling of interests. As a result of the merger, Quickturn will be a wholly-owned subsidiary of the Registrant. The merger is subject to certain conditions described in the Merger Agreement attached hereto as Exhibit 2.1, including compliance with applicable regulatory requirements and approval by Quickturn's stockholders. It is expected to close in the first quarter of 1999.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS

     Exhibit No.                   Description
     -----------                   -----------
     2.1                 Agreement and Plan of Merger, dated as of December 8,
                         1998, by and among the Registrant, CDSI Acquisition,
                         Inc. and Quickturn Design Systems, Inc. and all
                         Exhibits thereto.

     2.2 Stock Option Agreement, dated as of December 8, 1998, between the Registrant and Quickturn Design Systems,
                         Inc.

     99.1                Press Release issued December 9, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of December 9, 1998.

                                       CADENCE DESIGN SYSTEMS, INC.

                                       By:  /s/ H. Raymond Bingham
                                           -----------------------------------
                                           H. Raymond Bingham
                                           Executive Vice President and Chief
                                           Financial Officer

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                                 EXHIBIT INDEX

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
                                                                                  SEQUENTIALLY
                                                                                    NUMBERED
EXHIBIT NO.        DOCUMENT                                                          PAGE
--------------     -----------------------------------------------------------    ------------
Exhibit 2.1        Agreement and Plan of Merger, dated as of December 8, 1998, by and among the Registrant, CDSI Acquisition, Inc. and
                   Quickturn Design Systems, Inc. and Exhibits thereto.

Exhibit 2.2 Stock Option Agreement, dated as of December 8, 1998, between the Registrant and Quickturn Design Systems, Inc.

Exhibit 99.1       Press Release issued December 9, 1998.